Sun Prime Survivorship Variable Universal Life Insurance
Sun Life (N.Y.) Variable Account D
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy and Certificate
Prospectus
September 19, 2008

This prospectus describes last survivor combination fixed and variable universal life insurance issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D, one of our separate accounts.  Sun Prime Survivorship Variable Universal Life is being offered on a group basis.  The group policy is held by a trust; individuals are issued Certificates under the group policy.  This prospectus describes all the features of the policy that relate to the Certificate.  The policy will never terminate as long as there is an active Certificate thereunder.  This prospectus contains important information You should understand before purchasing a Certificate.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.

You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
Franklin Income Securities Fund (Class 2)	AIM V.I. Core Equity Fund (Series I)
MFS Total Return Portfolio (S Class)	Columbia Marsico 21st Century Fund, Variable Series – Class B
EMERGING MARKETS BOND	Fidelity VIP Contrafund® Portfolio (Service Class 2)
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	Fidelity VIP Index 500 Portfolio (Service Class 2)
EMERGING MARKETS EQUITY	Franklin Mutual Shares Securities Fund (Class 2)
MFS Emerging Markets Equity Portfolio (S Class)	Goldman Sachs VIT Structured U.S. Equity Fund (S Shares)
HIGH YIELD BOND	SCSM Lord Abbett Growth and Income Portfolio (Initial Class)
SC PIMCO High Yield Fund (Initial Class)	M Funds – Business Opportunity Value
INFLATION-PROTECTED BOND	M Funds – Turner Core Growth
PIMCO VIT Real Return Portfolio (Administrative Class)	MFS Value Portfolio (S Class)
INTERMEDIATE TERM BOND	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
Franklin U.S. Government Fund (Class 2)	Oppenheimer Main Street Fund/VA (Service Shares)
MFS Bond Portfolio (S Class)	SCSM Davis Venture Value Fund (I Class)
PIMCO VIT Total Return Portfolio (Administrative Class)	SCSM WMC Large Cap Growth Fund (I Class)
Sun Capital Investment Grade Bond Fund (I Class)	Van Kampen LIT Comstock Portfolio (Class 2 Shares)
INTERNATIONAL/GLOBAL EQUITY	REAL ESTATE EQUITY
AIM V.I. International Growth Fund (Series I)	Sun Capital Global Real Estate Fund® (I Class)
AllianceBernstein VPS International Value Portfolio (Class B)	SHORT TERM BOND
M Funds – Brandes International Equity	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS Research International Portfolio (S Class)	SMALL CAP EQUITY
Oppenheimer Global Securities Fund/VA (Service Shares)	DWS Small Cap Index VIP (Class B)
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY	Franklin Small Cap Value Securities Fund (Class 2)
First Eagle Overseas Variable Fund	M Funds – Frontier Capital Appreciation
MID CAP EQUITY	SCSM Oppenheimer Main Street Small Cap Fund (I Class)
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Wanger USA
SCSM Goldman Sachs Mid-Cap Value Fund (Initial Class)	SPECIALTY/SECTOR EQUITY
SCSM WMC Blue Chip Mid Cap Fund (I Class)	MFS Utilities Portfolio (S Class)
MONEY MARKET	SPECIALTY/SECTOR COMMODITY
Sun Capital Money Market Fund (I Class)	PIMCO VIT Commodity RealReturn Strategy Portfolio (Administrative Class)
MULTI SECTOR BOND	TARGET DATE
Franklin Strategic Income Securities Fund (Class 2)	Fidelity VIP Freedom 2015 Portfolio (Service Class 2)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2)
Fidelity VIP Freedom 2030 Portfolio (Service Class 2)

Invesco Aim Advisors, Inc. advises the AIM Funds and advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  AllianceBernstein L.P. advises the AllianceBernstein VPS International Value Portfolio.  Columbia Management Advisors, LLC advises the Columbia Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP.  Fidelity Management & Research Company advises the Fidelity Portfolios.  Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund.  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Advisory Services, LLC advises the Franklin Mutual Shares Securities Fund and the Franklin Small Cap Value Securities Fund.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Structured U.S. Equity Fund.  M Financial Investment Advisers, Inc. advises the M Funds.  Massachusetts Financial Services Company, our affiliate, advises the MFS Portfolio.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs and is subadviser of the SCSM Oppenheimer Main Street Small Cap Fund.  Pacific Investment Management Company LLC advises the PIMCO Portfolios.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Advisors is the subadviser of the SCSM Davis Venture Value Fund.  Goldman Sachs Asset Management, L.P. is the subadviser of the SCSM Goldman Sachs Mid-Cap Value Fund and the SCSM Goldman Sachs Short Duration Fund.  Lord, Abbett & Co. LLC is the subadviser of the SCSM Lord Abbett Growth and Income Portfolio.  Pacific Investment Management Company LLC is the subadviser of the SCSM PIMCO High Yield Fund.  Wellington Management Company, LLP is the subadviser of the SCSM WMC Large Cap Growth Fund and the SCSM WMC Blue Chip Mid Cap Fund.  Van Kampen Asset Management advises the Van Kampen LIT Comstock Portfolio.  Columbia Wanger Asset Management, LP advises Wanger USA.

Sun Life Insurance and Annuity Company of New York
Service Office:  One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(800) 838-9673

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Certificate

Right of Return Period

You may return the Certificate within 10 days from the date of receipt of the Certificate and receive a refund of premium with interest at the then rate being paid by the Company on comparable fixed life insurance certificates.

Premium Payments

-
Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums.  The minimum Initial Premium is shown in the illustration for the Certificate and is shown in the Certificate.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	You may allocate your net premium payments among the Certificate's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Certificate.

The Certificate's Account Value will reflect-

-	the premiums You pay;

-	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

-	any loans or partial withdrawals;

-	the charges we deduct under the Certificate.

Accessing the Certificate’s Account Value

-	You may borrow from us using your Account Value as collateral.

-	You may surrender the Certificate for its Cash Surrender Value. Cash Surrender Value is Account Value minus the amount of any Certificate Debt.

-
You may make a partial withdrawal of some of the Certificate’s Cash Surrender Value after the Certificate has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount and any Supplemental Insurance Amount of the Certificate if your death benefit option is Option A.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Certificate lapse.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Certificate must meet one of the following standards-

	-	the Guideline Premium Test, or

	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Certificate section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

If the Certificate is in force at the time we receive due proof of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Certificate, less Certificate Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Certificate.  Supplemental Insurance Amount (“SIA”) is the amount of supplemental term life insurance You elect.  Cost of insurance charges for the Supplemental Insurance Amount are generally lower than the cost of insurance charges that apply to the Specified Face Amount, as are our selling costs, including commissions.

-	You have a choice of three death benefit options-

	-	the SFA plus any SIA (Option A); or

	-	the SFA plus any SIA plus the Account Value (Option B); or

	-	the SFA plus any SIA plus the sum of premiums paid (Option C).

-	After the first Certificate Year, You may change the SFA and SIA.

-	After the Certificate Date, You may change the death benefit option.

Investment Options

-	You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

-	You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Certificate terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

-	You may supplement the Certificate with the following benefits where available-

-	estate preservation
-	certificate split option without evidence of insurability

-	loan lapse protection
-	charitable giving
-	travel assistance

-	We will deduct the cost, if any, of the rider(s) from the Certificate's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

-	The assets attributable to the Certificates are held in a variable separate account.

-	The assets of the variable separate account are free from our general creditor's claims.

-	The variable separate account is divided into Variable Sub-Accounts.

-	Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

-
It is unsuitable to purchase a life insurance certificate as a short-term savings vehicle.  Cost of insurance and other insurance-related charges are appropriate to a life insurance certificate and not to a short-term savings vehicle.  Moreover, survivorship certificates are structured on the assumption of long-term coverage.

What If Charges and Deductions Exceed Account Value less Certificate Debt?

-
Unless the No-Lapse Guarantee applies, the Certificate will terminate if the Account Value less Certificate Debt at the beginning of any Certificate Month is less than the charges and deductions then due.

-	We will send You notice and allow You a 61 day Grace Period.

-	If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Certificate will terminate at the end of the Grace Period.

-	If the Certificate terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Certificate will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Certificate Debt exceed the sum of Minimum Monthly Premiums from the Certificate Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the age of the younger Insured and the amount of planned periodic premium You pay.  It may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Certificate may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Certificate.  The first table describes the fees and expenses that You will pay at the time that You buy the Certificate, surrender the Certificate or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 25.00% 18.50%

Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Certificate Year	$15.00 $0.00
Loan Lapse Protection Rider[2] Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SFA Net Amount at Risk) $83.33[4] $0.01[4] $0.01
Cost of Insurance for SIA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SIA Net Amount at Risk) $83.33[4] $0.01[4] $0.01
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	At the beginning of each Certificate Month	(On the assets allocated to the Variable Sub-Accounts)
0.60% per year 0.36% per year
Monthly Expense Charge[6] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	$10.00 + $1.71 per $1000 of SFA $10.00 + $0.09 per $1000 of SFA $10.00 + $0.20 per $1000 of SFA

Charge	When Charge is Deducted	Amount Deducted
Loan Interest[7]	At the end of each Certificate Year	(as a % of Certificate Debt) 4.0%
Flat Extra Charge[8]	At the end of each Certificate Month	(Per $1000 of Total Net Amount at Risk)
Maximum Charge:		$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Certificate.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Certificate Split Option Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SFA and Supplemental Insurance Amount “SIA”)
$0.32[9] $0.02[9] $0.06
Estate Preservation Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred,non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SFA and SIA)
$4.06[10] $0.01[10] $0.01

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Certificate.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.80%

1The elements making up the Premium Expense Charge are discussed on page 25.  The Charge is deducted from premium received.
2 The rider charge equals the excess of 99.5% of the Account Value over the Certificate Debt.   For additional detail for the Loan Lapse Protection Rider, please see pages 27-28.
3It is assumed the Owners and the Insureds are the same persons.
4The maximum charge is the charge for a male, standard, tobacco, Issue Age 85, Certificate Year 36/female, standard, tobacco, Issue Age 85, Certificate Year 36.  The minimum charge is the charge for a male, preferred, non-tobacco, Issue Age 18, Certificate Year 1/female, preferred, non-tobacco, Issue Age 18, Certificate Year 1.  The charges vary based on the length of time the Certificate has been in force and the Insureds’ Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table.  Please see pages 25-26 of the prospectus for additional detail.
5The annual rate is shown in the table.  The charge is deducted on a monthly basis.
6The per $1000 of SFA charge applies for the first 10 Certificate Years following the date of issue and for the first 10 Certificate Years following the date of any increase in SFA.  The maximum per $1000 of SFA charge is the charge for a male, standard, tobacco, Issue Age 85/female, standard, tobacco, Issue Age 85.  The minimum per $1000 of SFA charge is the charge for a male, preferred, non-tobacco, Issue Age 18/female, preferred, non-tobacco, Issue Age 18.  The charge varies based on the Insureds’ Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
8Additional information regarding flat extra charges is provide at page 26.
8Loan Interest is charged as a percentage of Certificate Debt and is added to Certificate Debt.  After Certificate Year 10, the loan interest rate is 3.0%.  See page 19 for additional detail regarding Loan Interest.
9The maximum charge is the charge for a male, standard, tobacco, Issue Age 85/female, standard, tobacco, Issue Age 85.  The minimum charge is the charge for a male, preferred, non-tobacco, Issue Age 18/female, preferred, non-tobacco, Issue Age 18.  Charges vary based on the Insureds’ Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  Additional information regarding the Certificate Split Option Rider is provided at page 27.
10The maximum charge is the charge for a male, standard, tobacco, Issue Age 85/female, standard, tobacco, Issue Age 85.  The minimum charge is the charge for a male, preferred, non-tobacco, Issue Age 18/female, preferred, non-tobacco, Issue Age 18.  Charges vary based on the Insureds’ Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  Additional information regarding the Estate Preservation Rider is provided at page 27.

Sun Life Insurance and Annuity Company of New York

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York  10165. We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life (N.Y.) Variable Account D on April 23, 2003, pursuant to a resolution of our Board of Directors.  The Variable Account may also be used to fund benefits payable under other life insurance certificates and policies issued by us.  We are obligated to pay all benefits payable under the Certificate.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all certificates and policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocation and death benefits payable under the certificates are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Certificate.

The Funds

The Certificate offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (800) 838-9673, or writing to Sun Life Insurance and Annuity Company of New York, Service Office:  One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Certificate.  Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of certificateowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect certificateowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Account Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 20-22 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Certificate among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Certificate Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at any time.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Certificate, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.   If so, the new models will be offered only to Certificates issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Certificate

Certificate Application, Issuance and Initial Premium

To purchase a Certificate, You must first submit an application to our Service Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insureds.  We offer the Certificate on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Certificate cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to the Insureds to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, Supplemental Insurance Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $250,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Certificate Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Certificate on the lives of the Insureds.  The Issue Date is the date we produce the Certificate on our system and is specified in the Certificate. The Investment Start Date is the date the first premium is applied, which will be the later of-

-	the Issue Date,

-	the Certificate Date or

-	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test.  The Certificate must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Certificate, where the Cash Value Accumulation Test does not.  You must specify in the Certificate application which of these tests will apply to the Certificate.  You may not change your selection once the Certificate has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Certificate Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Right of Return Period

If You are not satisfied with the Certificate, it may be returned by delivering or post-marking it to our Service Office or to the representative from whom the Certificate was purchased within 10 days from the date of receipt of the Certificate (the "Right of Return Period").

A Certificate returned under this provision will be deemed void.  You will receive a refund equal to the sum of all premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance certificates.

We will allocate net premium payments to the Fixed Account during the Right of Return Period.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the Fixed Account will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Premium Payments

All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office.  The Initial Premium will be due and payable as of the Certificate's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium.  We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Certificate in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Certificate, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Certificate’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Certificate to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount and Supplemental Insurance Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount and Supplemental Insurance Face Amount changes.

After the certificate anniversary on which the younger Insured is Attained Age 121, we will not accept any more premium payments for the Certificate.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Net Premiums.  The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Service Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Certificate will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Certificate, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Certificate in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Certificate.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Certificate is in force at the time of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the death of both Insureds.  The amount payable will be:

-	the amount of the selected death benefit option, plus
-	any amounts payable under any supplemental benefits added to the Certificate, minus
-	the value of any Certificate Debt on the date of the Surviving Insured's death, minus
-	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between three death benefit options.  You may change the death benefit option at any time.

Death Benefit Options.  The Certificate has three death benefit options.  You will be required to select one of them in the Certificate application.  A Certificate will not be issued unless a death benefit option election is made.

 Option A.  Under this option, the death benefit is the greater of-

-	the Certificate’s SFA plus SIA on the date of the Surviving Insured’s death, or

-	the Account Value on the date of the Surviving Insured’s death multiplied by the applicable death benefit percentage shown in the Certificate.

Option B. Under this option, the death benefit is the greater of-

-	the sum of the SFA, SIA and the Account Value on the date of the Surviving Insured’s death, or

-	the Account Value on the date of the Surviving Insured’s death multiplied by the applicable death benefit percentage shown in the Certificate.

Option C. Under this option, the death benefit is the greater of-

-	the sum of the SFA, SIA and all premiums paid, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Certificate.

Option A provides a level amount of death benefit.  Option B provides an increasing amount of death benefit due to the inclusion of the Account Value.  While Option B provides a higher death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Specified Face Amount Net Amount at Risk.  Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made.  Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option.  You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.

If You change from Option A to Option B, a decrease equal to the Certificate's Account Value on the effective date of the change will be applied as follows:  first, to the initial SIA; second, to the oldest increases in SIA, in chronological order; third, to the most recent increase in SIA; fourth, to the initial SFA, up to the $250,000 minimum; fifth, to the oldest increases in SFA, in chronological order; and lastly, to the most recent increase in SFA. If You change from Option B to Option A, an increase equal to the Certificate's Account Value on the effective date of change will be applied as follows:  first, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly to the initial SFA.

Option C can only be changed to Option A.  Neither Option A or B can be changed to Option C.  The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in SFA and SIA

You may increase or decrease the SFA and SIA of the Certificate within certain limits.

Minimum Changes.  Each increase in the SFA and SIA must be at least $50,000.  We reserve the right to change the minimum amount by which You may change the SFA and SIA.

Increases.  After the first certificate anniversary, You may request an increase in the SFAand SIA provided that both Insureds are living at the time of the request.  You must provide satisfactory evidence of insurability for both Insureds.  The cost of insurance charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if an Insured’s health has changed to a degree that qualifies that Insured for a different risk classification.  Additional certificate specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next certificate anniversary following our approval of your request.  The Certificate does not allow for an increase if the younger Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased SFA and SIA.

Decreases.  The SFA and SIA can be decreased after the first certificate anniversary.  A decrease will become effective at the beginning of the next Certificate Month following our approval of your request.  The SFA after the decrease must be at least $250,000. For purposes of determining cost of insurance charges for the SFA and SIA, we will apply a decrease in the following order-

-	first, to the most recent increase in SIA;

-	second, to the next most recent increases in SIA, in reverse chronological order;

-	third, to the initial SIA;

-	fourth, to the most recent increase in SFA;

-	fifth, to the next most recent increases in SFA, in reverse chronological order; and

-	lastly, to the initial SFA.

Accessing Your Account Value

Surrenders

You may surrender the Certificate for its Cash Surrender Value at any time while an Insured is living.  If You do, the insurance coverage and all other benefits under the Certificate will terminate.  If You surrender the Certificate and receive its Cash Surrender Value, You may incur taxes and tax penalties.

Cash Surrender Value is the Certificate's Account Value less the outstanding balance of any Certificate Debt.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

Partial Withdrawals

You may make a partial withdrawal of the Certificate once each Certificate Month after the first Certificate Year by written request to us.  Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Options A and C, the SFA and SIA will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial SFA and SIA and to each increase in SFA and SIA in the following order-

-	first, to the initial SIA;

-	second, to the oldest increases in SIA, in chronological order;

-	third, to the most recent increase in SIA;

-	fourth, to the initial SFA, up to the $250,000 minimum;

-	fifth, to the oldest increases in SFA, in chronological order; and

-	lastly, to the most recent increase in SFA.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the SFA remaining in force after the partial withdrawal would be less than the minimum SFA.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.

Certificate Loans

Using the Certificate as collateral, You may request a certificate loan of up to 90% of the Certificate's Account Value, decreased by the amount of any outstanding Certificate Debt on the date the certificate loan is made.  The Certificate will terminate for no value subject to a grace period if the Certificate Debt exceeds the Account Value.  During the No-Lapse Guarantee Period, however, the Certificate will not terminate if it satisfies the minimum premium test.  The Loan Lapse Protection Rider may also prevent Certificate termination.  Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Certificate termination, the conditions under which they apply differ widely, including the length of time the Certificate has been in force and the age of the certificateowner.  Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the certificate loan among the Sub-Accounts.  If You do not specify the allocation, then the certificate loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the certificate loan will accrue daily at 4% annually during Certificate Years 1 through 10.  Loan interest is 3.0% in Certificate Year 11 and thereafter.  This interest will be due and payable to us in arrears on each certificate anniversary.  Any unpaid interest will be added to the principal amount as an additional certificate loan and will bear interest at the same rate and will be assessed in the same manner as the prior certificate loan.

The Cash Surrender Value and the Certificate Proceeds are reduced by the amount of any outstanding Certificate Debt.

All funds we receive from You will be credited to the Certificate as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Certificate, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the certificate loan and then accrued but unpaid interest on such loans.

A certificate loan, whether or not repaid, will affect the Certificate Proceeds payable upon the Surviving Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Certificate Split

You may exchange this Certificate for any two Sun Prime individual variable universal life (“VUL”) insurance certificates issued by the Company or its affiliate, each insuring one of the lives insured under this Certificate if:

1.  In the case of divorce, a final divorce decree issued by a court of competent jurisdiction in the United States on the Insureds’ marriage must be in effect for at least six months, but not more than one year before the exchange date; or
2.  In the case of a change in Federal Tax Law, the change in law must result in either (i) a reduction in the Unlimited Federal Estate Tax marital deduction; or (ii) a reduction in the maximum Federal Estate Tax bracket to a rate below 25%.

The SFA and SIA of each Sun Prime certificate will be equal to one half of the SFA and SIA of the Sun Prime Survivorship Certificate.  On the date of the exchange, one half of the Cash Surrender Value of the Sun Prime Survivorship Certificate will be applied to each Sun Prime certificate.

The Sun Prime certificates have monthly deductions substantially similar to those applicable under the Sun Prime Survivorship Certificate.  The optional riders available under the Sun Prime individual certificates are different than the optional riders available under the Sun Prime Survivorship Certificate. The investment options available under the Sun Prime certificate are identical to those available under the Sun Prime Survivorship Certificate.

Your financial adviser can provide a current prospectus for Sun Prime VUL which describes that certificate’s benefits, features and charges.

You must provide satisfactory evidence of insurability for each Insured at the time of request for a Certificate split.  The Sun Prime VUL will have a Certificate Date equal to the date of exchange.  Also See Supplemental Benefits:  Certificate Split Option Rider.

Short-Term Trading

The Certificate is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Certificate.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to owners.  Short-term trading can increase costs for all owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Certificate includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the certificates described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Certificate values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the certificateholder’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contractowners and certificateowners, in the following instances:

-	when a new broker of record is designated for the Certificate;
-	when the owner changes;
-	when control of the Certificate passes to the designated beneficiary upon the death of the Surviving Insured;
-	when necessary in our view to avoid hardship to an owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose owners to certain risks.  The short-term trading could increase costs for all owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Certificate) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Certificate Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Certificate will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Certificate so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually equaling 25% of the value of the Fixed Account at the end of the prior Certificate Year or $5,000, whichever is greater.  We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, certificaet loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts.  We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake certificate loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Service Office is credited to the Certificate on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.  The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Certificate Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

-	the net premium received, minus

-	the monthly deductions due on the Certificate Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

-	the Account Value attributable to the Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

-	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

-	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

-	that portion of any Partial Withdrawals deducted from a Sub-Account during the current Valuation Period, plus

-	any amounts transferred among the Sub-Accounts for a certificate loan, minus

-	if a Processing Date, that portion of the Monthly Deductions charged to the a Sub-Account for the Certificate Month.

Net Investment Factor.  The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

-	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

-	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Certificate.

Insufficient Value.  The Certificate will terminate for no value, subject to a grace period described below if, on a Processing Date, the Certificate’s Account Value less Certificate Debt is less than or equal to zero.

Certificate termination will not occur if:

1.  You pay premium sufficient to keep the Certificate in force prior to the end of the grace period;

2.  You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.  The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period.  If, on a Valuation Date, the Certificate will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Certificate in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Certificate Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Certificate and all rights to benefits will terminate without value at the end of the 61 day period.  The Certificate will continue to remain in force during this grace period.  If the Certificate Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee.   A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Certificate termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to satisfy the minimum premium test described below the Certificate will not lapse.  The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insureds’ Issue Age and the planned periodic premium You pay.  The No-Lapse Guarantee Period can be as long as 20 years or until the younger Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test.  A Certificate satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Certificate Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Certificate in each Certificate Month from the Certificate Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Certificate and are determined based on the length of time of the No-Lapse Guarantee Period elected and each Insured’s Issue Age.

If a Certificate does not satisfy the minimum premium test, additional premium is required to keep the Certificate in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Certificate will determine the length of the No-Lapse Guarantee Period.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the certificate anniversary on which the younger Insured is Attained Age 121.

Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  We use 3.25% of the charge to pay federal, state and local tax obligations and does not vary by state.  The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  The Premium Expense Charge is currently 18.50% in all Certificate Years and is guaranteed not to exceed 25.00% in any Certificate Year.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Certificate.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.

We guarantee the Mortality and Expense Risk Charge will not exceed 0.60% in any Certificate Year.  The current Mortality and Expense Risk Charge percentage is 0.36% annually for Certificate Years 1 through 10 and 0.0% annually thereafter.

The mortality risk we assume is that the group of lives insured under the Certificates may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Certificates may be more than we estimated.

Monthly Expense Charge.  We will deduct from your Account Value monthly a charge of $10.00 in all years and a monthly charge based on the SFA for the first 10 Certificate Years following the issuance of the Certificate and the first 10 Certificate Years following the effective date of each increase in the SFA, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age, sex and rating class of each Insured.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Certificate (i.e. Estate Preservation, Certificate Split Option); and

(3)	is any additional insurance charge calculated, as specified in the Certificate, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance Rate[Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

-	the death benefit divided by 1.00247; minus

-	your Account Value on the Processing Date prior to assessing the monthly deductions.

The net amount at risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Certificate Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  In calculating the net amount at risk, your Account Value will first be allocated to the initial SFA, then to the initial SIA and then to each increase in the SFA and SIA in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in SFA and SIA.  By way of example, assume the initial death benefit is $500,000 SFA, there is a later request for SIA of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 SIA, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $112,052 (which is the result of $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the SIA is $286,964.

Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the SFA and SIA) are based on the length of time the Certificate has been in force and each Insured's sex, Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the SFA and SIA are based on the length of time the increase has been in force and each Insured's sex, Issue Age and rating class.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Certificate will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described at page 19.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insureds borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Estate Preservation Rider.  This rider provides term insurance coverage for potential estate taxes should both Insureds die within four years of the Certificate Date.  You elect the amount of term insurance coverage.  The amount elected may not exceed 122% of the SFA and SIA.  The rider charge is deducted monthly from the Account Value and varies based on the younger Insured’s Issue Age, sex and rating classification.  This rider must be elected at issue and may be discontinued upon written request to the Company.  Should this rider be discontinued, the rider charge will cease.

Charitable Giving Benefit Rider.  Under this rider, when Certificate Proceeds are payable, we will pay a Charitable Gift Amount of up to $100,000 to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Certificate Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Certificate.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Certificate Split Option Rider.  This rider waives the requirement that satisfactory evidence of insurability be provided for each Insured for a Certificate split.  The charge for this rider is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the younger Insured’s Issue Age and multiply this factor by each $1000 of SFA and $1000 of SIA.  This rider must be elected as issue and may be discontinued upon written request to the Company.  If this rider is discontinued, the rider charge will cease.

Loan Lapse Protection Rider.  This rider is designed to protect the Certificate from lapse should Certificate Debt become the near equivalent of the Account Value.  Under this rider, the Certificate will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-	the younger Insured is 75 or older;

-	the Certificate has been in force at least 15 years;

-	the outstanding Certificate Debt is greater than the SFA;

-	the outstanding Certificate Debt equals or exceeds 96% of the Account Value;

-	not more than 30% of the Certificate Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

-	the sum of withdrawals made equals the sum of premiums paid; and

-	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Certificate Debt.  By way of example, if the Account Value is $1,000,000 and the Certificate Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Certificate Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

-	The death benefit will be changed to equal 105% of the Account Value;

-	Monthly Deductions will cease;

-	No further premium will be accepted;

-	SFA and SIA increases and decreases will no longer be permitted; and

-	All supplemental riders will terminate.

The rider automatically attaches to every Certificate that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

Travel Assistance Endorsement.  This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

-	Medical Consultation and Evaluation
-	Hospital Admission Guarantee
-	Emergency Evacuation
-	Critical Care Monitoring
-	Medically Supervised Repatriation
-	Prescription Assistance
-	Emergency Message Transmission
-	Emergency Trauma Counseling
-	Transportation to Join Patient
-	Care for Minor Children
-	Legal and Interpreter Referrals
-	Return Mortal Remains

“Covered Persons” are defined as:

(a) For a Certificate which is not trust-owned, the Insureds and their dependents.
(b) For a Certificate which is trust-owned, the Insureds and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Certificate and is provided at no charge.  Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Certificate

The Certificate will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Surviving Insured.

Reinstatement

Before the Surviving Insured's death, we may reinstate the Certificate provided that the Certificate has not been surrendered and You-

-	make a request for reinstatement within three years from the date of termination;

-	submit satisfactory evidence of insurability to us for all living Insureds; and

-	pay an amount, as determined by us, sufficient to put the Certificate in force.

An amount sufficient to put the Certificate in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus

-	any excess of Certificate Debt over Account Value at the end of the grace period; plus

-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Certificate in force is the amount necessary to meet the minimum premium test.  Any Certificate Debt at the time the Certificate terminated must be repaid at time of reinstatement or carried over to the reinstated Certificate.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Surviving Insured, Due Proof of both Insured’s deaths. Payment is subject to our rights under the Certificate's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or certificate loan may be postponed whenever:

-	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

-	the Securities and Exchange Commission, by order, permits postponement for the protection of certificateowners; or

-
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Rights of Owner

While an Insured is alive, unless You have assigned any of these rights, You may:

-	transfer ownership to a new owner;

-	name a contingent owner who will automatically become the owner of the Certificate if You die before the Surviving Insured;

-	change or revoke a contingent owner;

-	change or revoke a beneficiary;

-	exercise all other rights in the Certificate;

-	increase or decrease the SFA and SIA, subject to the other provisions of the Certificate;

-	change the death benefit option, subject to the other provisions of the Certificate.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Certificate until the death of the Surviving Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Certificate Proceeds as they become due.

Other Certificate Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Superintendent of the State of New York.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate endorsements to the Certificate to reflect the substitution.

Entire Contract.  Your entire contract with us consists solely of the Certificate, including the attached copy of the Certificate Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Financial advisers do not have any authority to either alter or modify the Certificate or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Certificate if such a modification-

-	is necessary to make the Certificate or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-	is necessary to assure continued qualification of the Certificate under the Internal Revenue Code or other federal or state laws as a life insurance certificate;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

Assignments.  During the lifetime of the Surviving Insured, You may assign all or some of your rights under the Certificate.  All assignments must be filed at our Service Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Certificate does not pay dividends.  The Certificate does not share in our profits or surplus earnings.

Misstatement of Age or Sex.  If the age or sex  of an Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-Your Account Value will be recalculated from the Certificate Date using the Monthly Cost of Insurance Rates based on the correct age or sex.

Suicide.  If the Surviving Insured, whether sane or insane, commits suicide within two years after the Certificate's Issue Date, we will not pay any part of the Certificate Proceeds.  We will refund the premiums paid, less the amount of any Certificate Debt and any partial withdrawals.

If the Surviving Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the SFA and SIA, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in SFA, increase in SIA, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Certificate.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  After the Certificate has been in force during the lifetime of both Insureds for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the SFA or SIA which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of any Insured who provided evidence of insurability for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of any Insured who provided evidence of insurability for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Certificate has been in force during the lifetime of any Insured who provided evidence of insurability for two years from the effective date of the reinstatement.

Report to Owner.  We will send You a report at least once each Certificate Year.  The report will show current certificate values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding certificate loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Certificate will be sent at the time of the transaction.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Certificate in advertising, sales literature and other promotional materials.  This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains.  Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period.  Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield.  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate.  When a yield assumes that income earned is reinvested, it is called an effective yield.  Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Certificate.  These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence.  The results for any period prior to any Certificate being offered will be calculated as if the Certificate had been offered during that period of time, with all charges assumed to be those applicable to the Certificate.

Other Information

Performance information may be compared, in reports and promotional literature, to:

-
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Variable Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-
other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-
the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Variable Sub-Account.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Certificate information on various topics of interest to You and other prospective certificateowners.  These topics may include:

-	the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

-	investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-	the advantages and disadvantages of investing in tax-deferred and taxable investments;

-	customer profiles and hypothetical purchase and investment scenarios;

-	financial management and tax and retirement planning; and

-	investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Certificate and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  Any person contemplating the purchase of a Certificate or any transaction involving a Certificate should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Certificate or any transaction involving a Certificate.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Certificate, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, certificateowners are not the owners of the assets generating the benefits.

Taxation of Certificate Proceeds

Section 7702 of the Code provides certain tests for whether a certificate will be treated as a “life insurance contract” for tax purposes.  Provided that the certificateowner of the Certificate has an insurable interest in the Insureds, we believe that the Certificate meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Certificate will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the certificateowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Variable Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Certificate on its maturity date and there can be no assurance that an election to extend the maturity date of the Certificate will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the death benefit under the Certificate that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Certificate must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Certificate.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Certificates issued to so-called “substandard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Certificate to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Certificate and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Certificate.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a certificateholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Certificate assumes the risk that it may be treated as the owner of the investments underlying the Certificate under the “owner control” rules because of the investment manager’s control over assets held under the Certificate.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Certificate, we do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Certificate as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Certificate in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Certificate depend on whether the Certificate is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Certificate, classification of the Certificate as a Modified Endowment Contract will depend upon the individual operation of each Certificate.  A Certificate is a Modified Endowment Contract if the aggregate amount paid under the Certificate at any time during the first seven Certificate Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Certificate provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Certificate Years, the foregoing computation is made as if the Certificate originally had been issued at the reduced benefit level.  If there is a “material change” to the Certificate, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Certificate to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Certificate to determine whether such a transaction would cause the Certificate to become a Modified Endowment Contract.

If a Certificate is not a Modified Endowment Contract, cash distributions from the Certificate are treated first as a nontaxable return of the owner’s “Investment in the Certificate” and then as a distribution of the income earned under the Certificate, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Certificate in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Certificate that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Certificate is a Modified Endowment Contract, distributions from the Certificate are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid certificate loans) immediately before the distribution over the Investment in the Certificate (as defined below).  Loans taken from, or secured by, such a Certificate, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Certificate.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 ½, is attributable to the certificateowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the certificateowner or the joint lives (or joint life expectancies ) of the certificateowner and the certificateowner’s beneficiary.  These exceptions are not likely to apply where the Certificate is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same certificateowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of certificate loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Certificate, the amount by which the sum of the Certificate’s Cash Surrender Value and any unpaid Certificate Debt exceeds the certificateowner’s “Investment in the Certificate” (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Certificate and the gain resulting from the maturity of the Certificate, or a surrender or lapse of the Certificate for purposes of that tax.

The term “Investment in the Certificate” means-

-	the aggregate amount of any premiums or other consideration paid for a Certificate, minus

-	the aggregate amount received under the Certificate which is excluded from the certificateowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Certificate that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the certificateowner’s gross income.

The “Investment in the Certificate” is increased by any unpaid Certificate Debt on a Certificate that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Certificate Debt was treated as a taxable distribution at the time the Certificate Debt was incurred, the failure to increase the “Investment in the Certificate” by the Certificate Debt would cause such amount to be taxed again upon a Certificate surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Certificate will include any unpaid Certificate Debt on a Certificate that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Certificate is not a Modified Endowment Contract, then the Investment in the Certificate is not affected by the receipt of a loan from, or secured by a Certificate.

Whether or not the Certificate is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Certificate will affect the amount of the Investment in the Certificate.

A certificateowner generally will not recognize gain upon the exchange of the Certificate for another life insurance certificate issued by us or another insurance company, except to the extent that the certificateowner receives cash in the exchange or is relieved of certificate indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Certificate’s Account Value (which includes unpaid certificate loans) exceeds the certificateowner’s Investment in the Certificate.

A transfer of the Certificate, a change in the certificateowner, a change in the beneficiary, certain other changes to the Certificate and particular uses of the Certificate (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Certificate or designate a new certificateowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the Surviving Insured may in certain circumstances be includible in your taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Certificate, the difference will be taxed to You as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Certificate on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Certificate for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the federal corporate alternative minimum tax, if the certificateowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Certificate Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Certificate is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Certificates that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Certificate.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Certificate

The Certificate is offered on a continuous basis.  The Certificate is sold by licensed insurance agents ("Selling Agents") in those states where the Certificate may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company") pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate.  The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the certificateowner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 95% of the first Target Premium.  Target Premium varies based on each Insured's Issue Age, sex and rating class.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums 6-8 and 2% of Target Premiums 9-10.  Commissions will not exceed 2% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on premiums received in Certificate Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual aggregate sales of our variable certificates (including the Certificate), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable certificates (including the Certificate), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Certificates or other variable certificates and policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual certificate is not impacted by whether the certificate is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Certificates by Selling Broker-Dealers and their registered representatives.  Such payments and other activities may be significantly greater or less in connection with the Certificates than in connection with other products offered and sold by the Company or by others.  Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Certificate to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Certificate.

During 2005, 2006 and 2007, approximately $227,680, $56,342 and $55,440, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of all the Policies and Certificates registered under Variable Account D.  None of the commissions paid were for the Sun Prime Survivorship VUL Certificate as it was not available for sale.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from certificateowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of certificateowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from certificateowners are received, together with shares not attributable to a Certificate, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a certificateowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to certificateowners.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Certificate have been examined by Isabelle Morin, FSA, MAAA, Associate Product Officer.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Certificate.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Insurance and Annuity Company of New York, the mutual fund investment options and the Certificate.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Certificate.  Account Value does not include Certificate Debt.  Certificate Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Certificate Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Certificate Date.

Attained Age-Each Insured's Issue Age plus the number of completed Certificate Years.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value decreased by the balance of any outstanding Certificate Debt.

Certificate-The form issued by Sun Life Insurance and Annuity Company of New York and is a contract between the certificateowner and the Company.

Certificate Application-The application for a Certificate, a copy of which is attached to and incorporated in the Certificate.

Certificate Date-The date shown in the Certificate Specifications from which each Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Certificate Debt-The principal amount of any outstanding loan against the Certificate, plus accrued but unpaid interest on such loan.

Certificate Month-A Certificate Month is a one-month period commencing on the Certificate Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Certificate Proceeds-The amount determined in accordance with the terms of the Certificate which is payable at the death of the Surviving Insured.  This amount is the death benefit, decreased by the amount of any outstanding Certificate Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Certificate Year-A Certificate Year is a one-year period commencing on the Certificate Date or any Anniversary and ending on the next Anniversary.

Class-The risk and underwriting classification of each Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the both Insured’s death certificates.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if an Insured is a substandard risk.  It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Certificate.

Insured-Persons on whose life a Certificate is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Certificate Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-An Insured's age as of that Insured's birthday nearest the Certificate Date.

Issue Date-The date we produce a Certificate from our system as specified in the Certificate.

Minimum Monthly Premium- The initial premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the SFA, SIA, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Certificate Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the SFA and SIA provided by the Certificate and for the Estate Preservation rider and Certificate Split Option rider.

Monthly Expense Charge-A per Certificate deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Certificate.

No-Lapse Guarantee Period- The term when the Certificate will not terminate if the premiums paid less partial withdrawals less Certificate Debt exceed the sum of Minimum Monthly Premiums from the Certificate Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the age of the younger Insured.  It may not exceed 20 years.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Service Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Specified Face Amount (“SFA”)-The amount of life insurance coverage You request as specified in the Certificate.

SFA Net Amount at Risk-The SFA Net Amount at Risk is based on the insurance coverage provided by the Specified Face Amount and does not include any insurance coverage provided by the Supplemental Insurance Amount.

SIA Net Amount at Risk-The SIA Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Amount and does not include any insurance coverage provided by the Specified Face Amount.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Supplemental Insurance Amount (“SIA”)-The amount of supplemental life insurance coverage you request as specified in the Certificate.  The SIA terminates no later than the Insured’s Attained Age 121.

Surviving Insured-Of the two Insureds under the Certificate, the Insured who dies last.

Target Premium-An amount of premium specified as such in the Certificate, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk – The SFA Net Amount at Risk plus the SIA Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D.

Variable Sub-Accounts- Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Certificate.

Appendix B

Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

• Information about your transactions with us, our affiliates or others, such as other life insurance certificates and policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial companies have adopted this Notice.  Other Sun Life Financial affiliated companies have adopted their own privacy policies.  Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U.S. operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York
Independence Life and Annuity Company

1 For a complete list of the Sun Life Financial member companies that have adopted this Privacy Policy, please see the reverse side of this Notice.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and account values are available upon request, at no charge.  You may make inquiries about the Certificate, request an SAI and request a personalized illustration by calling 1-800-838-9673.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Certificate and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Certificate and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549.

Securities Act of 1933 File No. 333-151790                                                                                                                                XMSD 44/673-NY
Investment Company Act. File No. 811-04633